UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2004

SUSQUEHANNA BANCSHARES, INC.

(Exact Name of Registrant Specified in Charter)

Pennsylvania	0-10674	23-2201716
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 North Cedar Street, Lititz, Pennsylvania	17543
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 626-4721

            Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits:

99.1	Certain information that will be disclosed by Susquehanna.

Item 9.	Regulation FD Disclosure.

Susquehanna Bancshares, Inc. (“Susquehanna”) is providing the information in this Current Report on Form 8-K as Exhibit 99.1 for informational purposes. None of the information contained in this Form 8-K or the exhibit hereto should be deemed to be filed under the Securities Exchange Act of 1934, as amended, or incorporated by reference into any other filings Susquehanna has made or may make pursuant to the Securities Act or into any other documents unless such portion of this Current Report on Form 8-K is expressly and specifically identified in such filing as being incorporated by reference therein.

This Current Report on Form 8-K and the documents incorporated by reference herein contain express and implied statements relating to the future financial condition, results of operations, plans, objectives, performance and business of Susquehanna, which are considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements that relate to, among other things, Susquehanna’s ability to consummate its pending merger with Patriot and the related pro forma information provided assuming completion of the merger, interest rate sensitivity, Susquehanna’s ability to pay off its debt coming due in the next 12 months with current cash available at the parent level and Susquehanna’s related debt to capital ratio assuming the repayment of this debt. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things:

•	adverse changes in Susquehanna’s loan and lease portfolios and the resulting credit risk-related losses and expenses;

•	interest rate fluctuations which could increase Susquehanna’s cost of funds or decrease Susquehanna’s yield on earning assets and therefore reduce Susquehanna’s net interest income;

•	continued levels of Susquehanna’s loan and lease quality and origination volume;

•	the adequacy of Susquehanna’s allowance for loan and lease losses;

•	the loss of certain key officers which could adversely impact Susquehanna’s business;

•	continued relationships with major customers;

•	Susquehanna’s ability to complete the anticipated merger with Patriot and the merger of Patriot Bank, a wholly-owned subsidiary of Patriot, with and into Equity Bank, a wholly-owned subsidiary of Susquehanna, within Susquehanna’s anticipated time-frame, or at all, including whether the merger agreement will be approved by applicable federal, state, and local regulatory authorities;

•	the inability to continue to grow Susquehanna’s business internally and through acquisition and successful integration of bank and non-bank entities while controlling Susquehanna’s costs;

•	adverse national and regional economic and business conditions;

•	compliance with laws and regulatory requirements of federal and state agencies;

•	competition from other financial institutions in originating loans, attracting deposits and providing various financial services that may affect Susquehanna’s profitability;

•	the inability to hedge certain risks economically;

•	Susquehanna’s ability to effectively implement technology driven products and services;

•	Susquehanna’s ability to complete this offering, or obtain alternative financing, in connection with funding the cash portion of the merger consideration to be paid to Patriot shareholders;

•	changes in consumer confidence, spending and savings habits relative to the bank and non-bank financial services we provide; and

•	Susquehanna’s success in managing the risks involved in the foregoing.

Although the expectations in the forward-looking statements are based on Susquehanna’s current beliefs and expectations, Susquehanna does not assume responsibility for the accuracy and completeness of such statements. Further, Susquehanna is under no duty to update any of the forward-looking statements after the date of this offering memorandum to conform such statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUSQUEHANNA BANCSHARES, INC. (Registrant)

By:	/s/ Drew K. Hostetter

Drew K. Hostetter Executive Vice President & CFO

Dated: April 28, 2004

Exhibit Index

Exhibit

99.1	Certain information that will be disclosed by Susquehanna.